Item 1.  Report to Shareholders

For the six months ended June 30, 2013, the net	hold finances, owing in part to modestly improved
asset value per Common Share increased 13.1%,	employment growth. Accelerated tax payments from
while the investment return to our stockholders	2012, tax increases, and marginal economic improve-
increased by 14.8%. By comparison, our benchmark,	ment have helped state and local balance sheets, with the
the Standard & Poor’s 500 Stock Index (including	exception of a few large and looming municipal bank-
income), increased 13.8%. For the twelve months ended	ruptcies. As well, receipts for the Federal Government
June 30, 2013, the return on the net asset value per	in 2013 have perceptibly increased due to higher capital
Common Share increased by 23.1%, and the return to our	gains taxes and payroll taxes. Monetary policy around
stockholders increased by 25.7%; these compare with an	the world remains accommodative, especially in the
increase of 20.6% for the S&P 500. During both periods,	developed economies. Although recent commentary
thediscountatwhichoursharestradedcontinued to fluctu-	by the Federal Reserve regarding a diminished future
ate and on June 30, 2013, it was 13.6%.	role for Quantitative Easing (QE) negatively impacted
fixed income markets toward the end of the quarter, the
As detailed in the accompanying financial state-	impact on equity markets appear to be more transitory,
ments (unaudited), as of June 30, 2013, the net assets	as Fed Governors provided more parameters for an end
applicable to the Company’s Common Stock were	to QE.
$1,091,097,352 equal to $36.97 per Common Share.
It is questionable whether corporate margins can main-
The increase in net assets resulting from opera-	tain their lofty levels as the slow recovery absorbs more
tions for the six months ended June 30, 2013 was	resources with higher marginal costs. Recent declines
$127,567,332. During this period, the net realized	in commodity prices—with the exception of oil, which
gain on investments sold was $51,617,540, and	is geopolitically driven—may relieve margin pressure
the increase in net unrealized appreciation was	somewhat over the shorter term, but modest gains in
$77,829,034. Net investment income for the	income and consumption may have reduced pricing
six months was $3,776,744, and distributions to	power overall for corporations. As a result, revenue
Preferred Stockholders amounted to $5,655,986.	growth will likely remain muted. Equity valuations are
During the six months, 37,470 shares of the Company’s	elevated modestly by historical standards and appear
Common Stock were repurchased for $1,188,236 at an	less compelling in the face of shrinking corporate profit
average discount from net asset value of 14.2%.	margins, decelerating emerging market economies, and
sluggish progress in Europe. Nevertheless, despite the
U.S. equity markets continued their advance during	recent bounce in fixed-income investment yields, equi-
the second quarter, reaching all-time highs. General	ties remain the more appealing asset class.
American Investors participated fully in the rally.
Information about the Company, including our
Economic growth remains quite muted overall with	investment objectives, operating policies and
notable deceleration in Latin America and Asia. Year-	procedures, investment results, record of dividend and
over-year growth also slowed in the U.S., as increased	distribution payments, financial reports and press releas-
taxes may have reduced consumption. The divergence	es, is on our website and has been updated through June
between slowing U.S. growth and rising equity prices	30, 2013. It can be accessed on the internet at www.
would appear to result from the expectation that the	generalamericaninvestors.com.
impact of tax increases will diminish as the year pro-
gresses, while consumer spending will continue to rise.	By Order of the Board of Directors,

Domestic-oriented industries—including auto, aviation,	GENERAL AMERICAN INVESTORS COMPANY, INC.
finance, restaurants, and housing—improved consider-	Jeffrey W. Priest
ably in the past year. The drag on the economy from	President and Chief Executive Officer
mortgage foreclosures, bankruptcy filings, and high
leverage is giving way slowly to more balanced house-	July 17, 2013

				Value
	Shares	COMMON STOCKS		(note 1a)
Consumer	Automobiles and Components (3.7%)
Discretionary	1,264,063	Ford Motor Company		$19,555,055
(16.2%)	330,211	Visteon Corporation (a)		20,842,918

			(Cost $34,971,752)	40,397,973
	Consumer Services (1.2%)
	750,000	International Game Technology	(Cost $8,678,620)	12,532,500

	Retailing (11.3%)
	284,050	Kohl’s Corporation		14,347,366
	460,000	Target Corporation		31,675,600
	1,544,668	The TJX Companies, Inc.		77,326,080
			(Cost $44,127,891)	123,349,046
			(Cost $87,778,263)	176,279,519

Consumer	Food, Beverage and Tobacco (10.2%)
Staples	300,000	Diageo plc ADR		34,485,000
(14.2%)	450,000	Nestle S.A.		29,575,242
	230,000	PepsiCo, Inc.		18,811,700
	728,845	Unilever N.V.		28,917,195
			(Cost $62,643,490)	111,789,137
	Food and Staples Retailing (4.0%)
	394,500	Costco Wholesale Corporation	(Cost $12,041,935)	43,619,865
			(Cost $74,685,425)	155,409,002

Energy	1,483,269	Alpha Natural Resources, Inc. (a)		7,772,330
(11.8%)	331,478	Apache Corporation		27,787,801
	300,000	Canadian Natural Resources Limited		8,478,000
	725,000	Halliburton Company		30,247,000
	120,000	Occidental Petroleum Corporation		10,707,600
	803,803	Ultra Petroleum Corp. (a)		15,931,375
	2,050,000	Weatherford International Ltd. (a)		28,085,000
			(Cost $102,859,313)	129,009,106

Financials	Banks (2.1%)
(25.4%)	675,000	Bond Street Holdings LLC, Class A (a) (b)		9,450,000
	75,000	Bond Street Holdings LLC, Class B (a) (c)		997,500
	110,000	M&T Bank Corporation		12,292,500
			(Cost $14,183,926)	22,740,000
	Diversified Financials (6.0%)
	275,000	American Express Company		20,559,000
	475,000	JPMorgan Chase & Co.		25,075,250
.	551,500	Nelnet, Inc.		19,903,635
			(Cost $33,479,860)	65,537,885
	Insurance (17.3%)
	330,492	Aon plc		21,267,160
	825,000	Arch Capital Group Ltd. (a)		42,413,250
	110	Berkshire Hathaway Inc. Class A (a)		18,546,000
	240,000	Everest Re Group, Ltd.		30,782,400
	53,500	Forethought Financial Group, Inc. Class A (a) (d)		12,572,500
	400,000	MetLife, Inc.		18,304,000
	260,000	PartnerRe Ltd.		23,545,600
	365,000	Platinum Underwriters Holdings, Ltd.		20,885,300
			(Cost $75,457,717)	188,316,210
			(Cost $123,121,503)	276,594,095

				Value
	Shares	COMMON STOCKS (continued)		(note 1a)
Health Care	Pharmaceuticals, Biotechnology and Life Sciences
(7.5%)	440,000	Ariad Pharmaceuticals, Inc. (a)		$7,695,600
	100,000	Celgene Corporation (a)		11,698,000
	131,538	Cytokinetics, Incorporated (a)		1,521,892
	428,600	Gilead Sciences, Inc. (a)		21,974,322
	858,979	Idenix Pharmaceuticals, Inc. (a)		3,100,914
	325,000	Merck & Co., Inc.		15,096,250
	755,808	Pfizer Inc.		21,170,182
			(Cost $55,142,403)	82,257,160

Industrials	Capital Goods (5.0%)
(12.5%)	550,000	General Electric Company		12,754,500
	360,000	Owens Corning (a)		14,068,800
	300,000	United Technologies Corporation		27,882,000
			(Cost $44,492,152)	54,705,300
	Commercial and Professional Services (7.5%)
	312,500	The ADT Corporation		12,453,125
	1,087,100	Republic Services, Inc.		36,896,174
	263,998	Towers Watson & Co. Class A		21,631,996
	265,000	Waste Management, Inc.		10,687,450
			(Cost $55,269,445)	81,668,745
			(Cost $99,761,597)	136,374,045

Information	Semiconductors and Equipment (2.1%)
Technology	286,850	ASML Holding N.V.	(Cost $4,285,794)	22,692,703
(13.8%)	Software and Services (2.2%)
	709,686	Microsoft Corporation	(Cost $18,197,174)	24,516,103
	Technology Hardware and Equipment (9.5%)
	67,000	Apple Inc.		26,567,510
	820,000	Cisco Systems, Inc.		19,954,700
	615,000	EMC Corporation		14,526,300
	700,000	QUALCOMM Incorporated		42,763,000
			(Cost $73,800,999)	103,811,510
			(Cost $96,283,967)	151,020,316

Materials	100,000	Nucor Corporation	(Cost $4,231,438)	4,332,000
(0.4%)

Miscellaneous		Other (e)	(Cost $50,280,294)	49,816,707
(4.6%)

Telecommunication	523,100	Vodafone Group plc ADR	(Cost $13,766,306)	15,036,510
Services (1.4%)

		TOTAL COMMON STOCKS (107.8%)	(Cost $707,910,509)	1,176,128,460

			Value
Shares	SHORT-TERM SECURITY AND OTHER ASSETS		(note 1a)
106,871,251	SSgA U.S. Treasury Money Market Fund (9.8%)	(Cost $106,871,251)	$106,871,251
TOTAL INVESTMENTS (f) (117.6%)		(Cost $814,781,760)	1,282,999,711
Liabilities in excess of cash, receivables and other assets (-0.2%)			(1,785,184)
PREFERRED STOCK (-17.4%)			(190,117,175)
NET ASSETS APPLICABLE TO COMMON STOCK (100%)			$1,091,097,352

ADR - American Depository Receipt (a) Non-income producing security.

(b) Level 3 fair value measurement, restricted security acquired in three installments as follows: 425,000 shares on 11/4/09, unit cost $20.00 per share;
    150,000 shares on 4/2/13, unit cost $14.80 per share; and 100,000 shares on 4/11/13, unit cost $14.05 per share. Fair value is $14.00 per share, note
    2. Fair value is based upon bid and/or transaction prices provided via the NASDAQ OMX PORTAL Alliance trading and transfer system for privately placed equity securities traded in the over-the-counter market among qualified investors and an evaluation of book value per share. Amount represents
    .87% of net assets.

(c) Level 3 fair value measurement, restricted security exchanged from Class A shares on 05/21/12, aggregate cost $1,500,000, unit cost is $20.00 per share and fair value is $13.30 per share, note 2. Fair value is based upon a judgmentally discounted bid price provided via the NASDAQ OMX PORTAL
    Alliance trading and transfer system for privately placed equity securities traded in the over-the-counter market among qualified investors and an evaluation of book value per share. Amount represents .09% of net assets.

(d) Level 3 fair value measurement, restricted security acquired 11/3/09, aggregate cost $10,748,000, unit cost is $200.90 per share and fair value is $235.00 per share, note 2. Fair valuation is based upon a market approach using valuation metrics (market price-earnings and market price-book value multiples), and changes therein, relative to a peer group of companies established by the underwriters as well as actual transaction prices resulting from limited trading in the security. Significant increases (decreases) in the relative valuation metrics of the peer group companies may result in higher (lower) estimates of fair value. Amount represents 1.15% of net assets.

(e) Securities which have been held for less than one year, not previously disclosed, and not restricted.

(f) At June 30, 2013 the cost of investments for Federal income tax purposes was the same as the cost for financial reporting purposes, aggregate gross unrealized appreciation was $487,233,769 aggregate gross unrealized depreciation was $19,015,818, and net unrealized appreciation was $468,217,951.

	Contracts			Value
Put Options	(100 shares each)	COMMON STOCK/EXPIRATION DATE/EXERCISE PRICE		(note 1a)
COMMERCIAL AND PROFESSIONAL SERVICES
	175	The ADT Corporation/October 19, 2013/$41.00	(Premium Deposited with Broker $57,665)	66,500
SOFTWARE AND SERVICES
	250	eBay Inc./July 20, 2013/$50.00	(Premium Deposited with Broker $46,665)	$21,750
	500	eBay Inc./July 20, 2013/$52.50	(Premium Deposited with Broker $112,341)	96,500
		TOTAL PUT OPTIONS	(Premiums $216,671)	$184,750

(see notes to unaudited financial statements)

	Shares	Shares
Increases	Transacted	Held
New Positions
Ariad Pharmaceuticals, Inc.	175,000	440,000	(b)
General Electric Company	550,000	550,000
Merck & Co., Inc.	325,000	325,000
Occidental Petroleum Corporation	—	120,000	(b)
Ultra Petroleum Corp.	178,803	803,803	(b)
Additions
The ADT Corporation	20,000	312,500
Alpha Natural Resources, Inc.	665,200	1,483,269
Bond Street Holdings LLC, Class A	250,000	675,000

Decreases
Eliminations
ABB Ltd. ADR	1,200,000	—
Reductions
American Express Company	40,000	275,000
ASML Holding N.V.	25,000	286,850
Celgene Corporation	20,000	100,000
Cisco Systems, Inc.	140,000	820,000
Diageo plc ADR	50,000	300,000
Microsoft Corporation	85,314	709,686
Nelnet, Inc.	36,000	551,500
PepsiCo, Inc.	10,000	230,000
Platinum Underwriters Holdings, Ltd.	35,000	365,000
Waste Management, Inc.	210,000	265,000

(a) Common shares unless otherwise noted; excludes transactions in Common Stocks - Miscellaneous - Other.
(b) Shares purchased in prior period and previously carried under Common Stocks - Miscellaneous - Other.

The diversification of the Company’s net assets applicable to its Common Stock by industry group as of June 30, 2013 is shown in the following table.

INDUSTRY CATEGORY	COST(000)	VALUE(000)	PERCENT COMMON NET ASSETS*
Financials
Banks	$14,184	$22,740	2.1%
Diversified Financials	33,480	65,538	6.0
Insurance	75,458	188,316	17.3
	123,122	276,594	25.4
Consumer Discretionary
Automobiles & Components	34,972	40,398	3.7
Consumer Services	8,679	12,533	1.2
Retailing	44,128	123,349	11.3
	87,779	176,280	16.2
Consumer Staples
Food, Beverage & Tobacco	62,643	111,789	10.2
Food & Staples Retailing	12,042	43,620	4.0
	74,685	155,409	14.2
Information Technology
Semiconductors & Equipment	4,286	22,693	2.1
Software & Services	18,197	24,516	2.2
Technology Hardware & Equipment	73,801	103,811	9.5
	96,284	151,020	13.8
Industrials
Capital Goods	44,492	54,705	5.0
Commercial & Professional Services	55,270	81,669	7.5
	99,762	136,374	12.5

Energy	102,859	129,009	11.8
Health Care
Pharmaceuticals, Biotechnology & Life Sciences	55,142	82,257	7.5
Miscellaneous**	50,280	49,817	4.6
Telecommunication Services	13,766	15,036	1.4
Materials	4,232	4,332	0.4
	707,911	1,176,128	107.8
Short-Term Securities	106,871	106,871	9.8
Total Investments	$814,782	1,282,999	117.6
Other Assets and Liabilities - Net		(1,785)	(0.2)
Preferred Stock		(190,117)	(17.4)
Net Assets Applicable to Common Stock		$1,091,097	100.0%

* Net Assets applicable to the Company’s Common Stock.

** Securities which have been held for less than one year, not previously disclosed, and not restricted.

(see notes to unaudited financial statements)

Assets
INVESTMENTS, AT VALUE (NOTE 1a)
Common stocks (cost $707,910,509)		$1,176,128,460
Money market fund (cost $106,871,251)		106,871,251
Total investments (cost $814,781,760)		1,282,999,711

RECEIVABLES AND OTHER ASSETS
Cash held by custodian in segregated account*	$4,818,549
Dividends, interest and other receivables	1,862,525
Qualified pension plan asset, net excess funded (note 7)	657,623
Prepaid expenses and other assets	1,698,418	9,037,115
TOTAL ASSETS		1,292,036,826

Liabilities
Payable for securities purchased	80,997
Accrued preferred stock dividend not yet declared	219,955
Outstanding options written, at value (premiums received $216,671)	184,750
Accrued supplemental pension plan liability (note 7)	5,053,878
Accrued supplemental thrift plan liability (note 7)	2,804,327
Accrued expenses and other liabilities	2,478,392

TOTAL LIABILITIES		10,822,299

5.95% CUMULATIVE PREFERRED STOCK, SERIES B -
7,604,687 shares at a liquidation value of $25 per share (note 5)		190,117,175

NET ASSETS APPLICABLE TO COMMON STOCK - 29,516,550 shares (note 5)		$1,091,097,352

NET ASSET VALUE PER COMMON SHARE		$36.97

Net Assets Applicable To Common Stock
Common Stock, 29,516,550 shares at par value (note 5)	$29,516,550
Additional paid-in capital (note 5)	550,270,923
Undistributed net investment income (note 5)	4,723,905
Undistributed realized gain on investments	51,984,842
Accumulated other comprehensive loss (note 7)	(7,772,799)
Unallocated distributions on Preferred Stock	(5,875,941)
Unrealized appreciation on investments and options written	468,249,872

NET ASSETS APPLICABLE TO COMMON STOCK		$1,091,097,352

* Collateral for options written.

(see notes to unaudited financial statements)

Income

Dividends (net of foreign withholding taxes of $434,235)		$10,088,039
Expenses
Investment research	$3,177,167
Administration and operations	1,769,319
Office space and general	855,217
Directors’ fees and expenses	136,303
Auditing and legal fees	126,000
Transfer agent, custodian and registrar fees and expenses	108,799
Miscellaneous taxes	106,143
Stockholders’ meeting and reports	32,347	6,311,295
NET INVESTMENT INCOME		3,776,744
Realized Gain and Change in Unrealized Appreciation on Investments (notes 1, 3 and 4)
Net realized gain on investments:
Securities transactions (long-term except for $1,187,168)	51,460,852
Written option transactions (notes 1b and 4)	156,688
	51,617,540
Net increase in unrealized appreciation on investments	77,829,034
NET GAIN ON INVESTMENTS		129,446,574

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS		(5,655,986)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$127,567,332

	Six Months Ended
	June 30, 2013	Year Ended
Operations	(Unaudited)	December 31, 2012
Net investment income	$3,776,744	$6,973,024
Net realized gain on investments	51,617,540	60,458,284
Net increase in unrealized appreciation	77,829,034	84,267,705
	133,223,318	151,699,013
Distributions to Preferred Stockholders:
From net investment income	—	(1,205,766)
From short-term capital gains	—	(85,020)
From long-term capital gains	—	(10,021,186)
Unallocated distributions	(5,655,986)	—
Decrease in net assets from Preferred distributions	(5,655,986)	(11,311,972)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	127,567,332	140,387,041
OTHER COMPREHENSIVE LOSS - Funded status of defined benefit plans (note 7)	—	(87,605)
Distributions to Common Stockholders
From net investment income	—	(6,109,048)
From short-term capital gains	—	(430,801)
From long-term capital gains	—	(50,405,654)
DECREASE IN NET ASSETS FROM COMMON DISTRIBUTIONS	—	(56,945,503)
Capital Share Transactions (Note 5)
Value of Common Shares issued in payment of dividends and distributions	9,300,595	21,554,674
Cost of Common Shares purchased	(1,188,236)	(36,028,316)
INCREASE (DECREASE) IN NET ASSETS - CAPITAL TRANSACTIONS	8,112,359	(14,473,642)
NET INCREASE IN NET ASSETS	135,679,691	68,880,291

Net Assets Applicable to Common Stock
BEGINNING OF PERIOD	955,417,661	886,537,370
END OF PERIOD (including undistributed net investment income of $4,723,905 and
$947,161, respectively)	$1,091,097,352	$955,417,661

(see notes to unaudited financial statements)

The following table shows per share operating performance data, total investment return, ratios and supplemental data for the six months ended
June 30, 2013 and for each year in the five-year period ended December 31, 2012. This information has been derived from information contained in the financial statements and market price data for the Company’s shares.

	Six Months
	Ended
	June 30, 2013			Year Ended December 31,
	(Unaudited)		2012	2011	2010	2009	2008

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$32.68		$29.78	$31.26	$27.50	$21.09	$38.10
Net investment income	.13		.24	.18	.19	.11	.42
Net gain (loss) on securities -
realized and unrealized	4.35		5.05	(.68)	4.37	6.94	(16.15)
Other comprehensive income (loss)	—		—	(.10)	—	.07	(.25)
	4.48		5.29	(.60)	4.56	7.12	(15.98)
Distributions on Preferred Stock:
Dividends from net investment income	—		(.04)	(.11)	(.07)	(.11)	(.11)
Distributions from net short-term capital gains	—		(.01)	(.01)	(.03)	(.05)	—
Distributions from net long-term capital gains	—		(.34)	(.26)	(.27)	(.19)	(.27)
Distributions from return of capital	—		—	—	—	(.01)	—
Unallocated	(.19)		—	—	—	—	—
	(.19)		(.39)	(.38)	(.37)	(.36)	(.38)
Total from investment operations	4.29		4.90	(.98)	4.19	6.76	(16.36)
Distributions on Common Stock:
Dividends from net investment income	—		(.21)	(.15)	(.08)	(.10)	(.19)
Distributions from net short-term capital gains	—		(.02)	(.01)	(.03)	(.05)	—
Distributions from net long-term capital gains	—		(1.77)	(.34)	(.32)	(.19)	(.46)
Distributions from return of capital	—		—	—	—	(.01)	—
	—		(2.00)	(.50)	(.43)	(.35)	(.65)

Net asset value, end of period	$36.97		$32.68	$29.78	$31.26	$27.50	$21.09

Per share market value, end of period	$31.94		$27.82	$24.91	$26.82	$23.46	$17.40
TOTAL INVESTMENT RETURN - Stockholder
return, based on market price per share	14.81	%*	19.77%	(5.29%)	16.24%	36.86%	(48.20%)

RATIOS AND SUPPLEMENTAL DATA
Net assets applicable to Common Stock,
end of period (000’s omitted)	$1,091,097		$955,418	$886,537	$950,941	$864,323	$674,598
Ratio of expenses to average net assets
applicable to Common Stock	1.20	%**	1.67%	1.39%	1.54%	1.93%	0.87%
Ratio of net income to average net assets
applicable to Common Stock	0.72	%**	0.74%	0.56%	0.66%	0.46%	1.31%
Portfolio turnover rate	11.29	%*	9.56%	11.17%	18.09%	24.95%	25.52%

PREFERRED STOCK
Liquidation value, end of period (000’s omitted)	$190,117		$190,117	$190,117	$190,117	$190,117	$199,617
Asset coverage	674%		603%	566%	600%	555%	438%
Liquidation preference per share	$25.00		$25.00	$25.00	$25.00	$25.00	$25.00
Market value per share	425.30		$25.54	$25.47	$24.95	$24.53	$21.90

*Not annualized
**Annualized
(see notes to unaudited financial statements)

1. SIGNIFICANT ACCOUNTING POLICIES - General American Investors Company, Inc. (the “Company”), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“U.S. GAAP”)
requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

a. SECURITY VALUATION Equity securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Equity securities reported on the NASDAQ national market are valued at the official closing price on that day. Listed and NASDAQ equity securities for which no sales are reported on that day and other securities traded in the over-
the-counter market are valued at the last bid price (asked price for options written) on the valuation date. Equity securities traded primarily in foreign markets are valued at the closing price of such securities on their respective exchanges or markets. Corporate debt securities, domestic and foreign, are generally traded in the over-the-counter market rather than on a securities exchange. The
Company utilizes the latest bid prices provided by independent dealers and information with respect to transactions in such securities to determine current market value. If, after the close of foreign markets, conditions change significantly, the price of certain foreign securities may be adjusted to reflect fair value as of the time of the valuation of the portfolio. Investments in money market funds are valued at their net asset value. Special holdings (restricted securities) and other securities for which quotations are not readily available are valued at fair value determined in good faith pursuant to specific procedures appropriate to each security as established by and under the general supervision of the Board of Directors. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the price used by other investors or the price that may be realized upon the actual sale of the security.

b. OPTIONS The Company may purchase and write (sell) put and call options. The Company typically purchases put options or writes call options to hedge the value of portfolio investments while it typically purchases call options and writes put options to obtain equity market exposure under specified circumstances. The risk associated with purchasing an option is that the Company pays a premium whether or not the option is exercised. Additionally, the Company bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums received from writing options are reported as a liability on the Statement of Assets and Liabilities.
Those that expire unexercised are treated by the Company on the expiration date as realized gains on written option transactions in the Statement of Operations. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on written option transactions in the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss on investments in the Statement of Operations. If a put option is exercised, the premium reduces the cost basis for the securities purchased by the Company and is parenthetically disclosed under cost of investments on the Statement of Assets and
Liabilities. The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 4 for written option activity.

c. SECURITY TRANSACTIONS AND INVESTMENT INCOME Security transactions are recorded as of the trade date. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of discount and pre-
mium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of short-term investments represent amortized cost.

d. FOREIGN CURRENCY TRANSLATION AND TRANSACTIONS Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies versus U.S. dollars on the date of valuation.
Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Company’s Board of Directors. The Company does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S.
companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervi-
sion and regulation of foreign securities markets.

e. DIVIDENDS AND DISTRIBUTIONS The Company expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually to common shareholders and quarterly to preferred shareholders. Dividends and distribu-
tions to common and preferred shareholders, which are determined in accordance with Federal income tax regulations are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital as they arise.

f. FEDERAL INCOME TAXES The Company’s policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required. In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, man-
agement has analyzed the Company’s tax positions taken or expected to be taken on Federal and State income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Company’s financial statements.

g. CONTINGENT LIABILITIES Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of a matter that are reasonably estimable and, if so, they are included in the accrual.

h. INDEMNIFICATIONS In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications.
The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

2. FAIR VALUE MEASUREMENTS - Various data inputs are used in determining the value of the Company’s investments. These inputs are summarized in a hierarchy consisting of the three broad levels listed below:

Level 1 - quoted prices in active markets for identical securities (including money market funds which are valued using amortized cost and which transact at net asset value, typically $1.00 per share),
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.), and
Level 3 - significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Company’s net assets as of June 30, 2013:

Assets	Level 1	Level 2	Level 3	Total
Common stocks	$1,153,108,460	—	$23,020,000	$1,176,128,460
Money market fund	106,871,251	—	—	106,871,251
Total	$1,259,979,711	—	$23,020,000	$1,282,999,711
Liabilities
Options Written	($184,750)			($184,750)

The aggregate value of Level 3 portfolio investments changed during the six months ended June 30, 2013 as follows:
Change in portfolio valuations using significant unobservable inputs	Level 3
Fair value at December 31, 2012	$21,218,125
Purchases	3,623,750
Net change in unrealized appreciation on investments	(1,821,875)
Fair value at June 30, 2013	$23,020,000
The decrease in net unrealized appreciation included in the results of operations attributable to
Level 3 assets held at June 30, 2013 and reported within the caption Net change in
unrealized appreciation in the Statement of Operations:	($1,821,875)
There were no transfers between levels during the period ended June 30, 2013.

3. PURCHASES AND SALES OF SECURITIES - Purchases and sales of securities (other than short-term securities and options) for the six months ended June 30, 2013 amounted to $126,718,618 and $129,392,754, on long transactions, respectively.

4. WRITTEN OPTIONS - The level of activity in written options varies from year to year based upon market conditions. Transactions in written call options and collateralized put options during the six months ended June 30, 2013 were as follows:

	Covered Calls		Collateralized Puts
	Contracts	Premiums	Contracts	Premiums
Options outstanding, December 31, 2012	300	$104,999	$0	$0
Options written	0	0	3,252	668,440
Options exercised	0	0	(400)	(104,363)
Options terminated in closing purchase transaction	(300)	($104,999)	(1,927)	(347,406)
Options outstanding, June 30, 2013	0	$0	925	$216,671

The maximum payout for written put options is limited to the number of put option written and the related strike prices, respectively. At June 30, 2013, the Company had a maximum payout amount of $4,592,500 relating to the value of the underlyings for the Company’s written put option contracts, which expire over the next four months. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained through the execution of a payout event. The fair value of the written options contracts at
June 30, 2013 is $184,750.

5. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS - The authorized capital stock of the Company consists of 50,000,000 shares of Common
Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value. With respect to the Common Stock, 29,516,550 shares were issued and outstanding; 8,000,000 Preferred Shares were originally issued and 7,604,687 were outstanding on June 30, 2013.

On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an underwritten offering. The Preferred Shares were noncallable for the 5 year period ended September 24, 2008 and have a liquidation preference of $25.00 per share plus accumulated and unpaid dividends to the date of redemption. On December 10, 2008, the Board of Directors authorized the repurchase of up to 1 million Preferred Shares in the open market at prices below $25.00 per share. To date, 395,313 shares have been repurchased.

The Company is required to allocate distributions from long-term capital gains and other types of income proportionately among hold-
ers of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, they will be paid from ordinary income or net short-term capital gains or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% of the Preferred
Stock. In addition, pursuant to Moody’s Investor Service, Inc. Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds a Basic Maintenance Amount. The Company has met these require-
ments since the issuance of the Preferred Stock. If the Company fails to meet these requirements in the future and does not cure such failure, the Company may be required to redeem, in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends. In addition, failure to meet the foregoing asset coverage requirements could restrict the
Company’s ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, gener-
ally, vote together with the holders of Common Stock as a single class.

Holders of Preferred Stock will elect two members to the Company’s Board of Directors and the holders of Preferred and Common
Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years’ dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company’s subclassification as a closed-end investment company or changes in its fundamental investment policies.

10

5. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS - (Continued from bottom of previous page.)
The Company presents its Preferred Stock, for which its redemption is outside of the Company’s control, outside of the net assets applicable to Common Stock in the Statement of Assets and Liabilities.

Transactions in Common Stock during the six months ended June 30, 2013 and the year ended December 31, 2012 were as follows:

	Shares		Amount
	2013	2012	2013	2012
Shares issued in payment of dividends and distributions
(includes 320,048 and 766,116 shares issued from treasury)	320,048	766,116	$320,048	$766,116
Increase in paid-in capital			8,980,547	20,788,558
Total increase			9,300,595	21,554,674
Shares purchased (at an average discount from net asset value
of 14.2% and 14.5%, respectively)	(37,470)	(1,298,533)	(37,470)	(1,298,533)
Decrease in paid-in capital			(1,150,766)	(34,729,783)
Total decrease			(1,188,236)	(36,028,316)
Net increase (decrease)	282,578	(532,417)	$8,112,359	($14,473,642)

At June 30, 2013, the Company held in its treasury 2,464,322 shares of Common Stock with an aggregate cost in the amount of $66,109,001.

The tax basis distribution during the year ended December 31, 2012 is as follows: ordinary distributions of $7,830,635 and long-term capital gains distributions of $60,426,840. As of December 31, 2012, distributable earnings on a tax basis included $295,371 from undis-
tributed net long-term capital gains, $378,924 from undistributed ordinary income and $390,366,710 from net unrealized appreciation on investments if realized in future years. Reclassifications arising from permanent “book/tax” differences reflect non-tax deductible expenses and redesignation of dividends incurred during the year ended December 31, 2012. As a result, undistributed net investment income was increased by $2,804, additional paid-in capital was decreased by $1,318 and accumulated net realized gain on investment transactions was decreased by $1,486. Net assets were not affected by this reclassification.

6. OFFICERS’ COMPENSATION - The aggregate compensation accrued and paid by the Company during the six months ended June 30,
2013 to its officers (identified on back cover) amounted to $2,678,083.

7. BENEFIT PLANS - The Company has funded (qualified) and unfunded (supplemental) noncontributory defined benefit pension plans that are available to its employees. The pension plans provide defined benefits based on years of service and final average salary with an offset for a portion of social security covered compensation. The components of the net periodic benefit cost (income) of the plans for the six months ended June 30, 2013 were:

Service cost	$227,405
Interest cost	382,308
Expected return on plan assets	(493,241)
Amortization of prior service cost	23,294
Amortization of recognized net actuarial loss	484,319
Net periodic benefit cost	$624,085

The Company recognizes the overfunded or underfunded status of a defined benefit postretirement plan as an asset or liability in the
Statement of Assets and Liabilities and recognizes changes in funded status in the year in which the changes occur through other com-
prehensive income.

The Company also has funded (qualified) and unfunded (supplemental) defined contribution thrift plans that are available to its employ-
ees. The aggregate cost of such plans for the six months ended June 30, 2013 was $485,399. The qualified thrift plan acquired 20,617 shares, sold 28,800 shares and distributed 25,719 shares of the Company’s Common Stock during the six months ended June 30, 2013 and held 450,934 shares of the Company’s Common Stock at June 30, 2013.

8. OPERATING LEASE COMMITMENT - In September 2007, the Company entered into an operating lease agreement for office space which expires in February 2018 and provides for future rental payments in the aggregate amount of approximately $10,755,000, net of con-
struction credits. The lease agreement contains clauses whereby the Company receives free rent for a specified number of months and credit towards construction of office improvements, and incurs escalations annually relating to operating costs and real property taxes and to annual rent charges beginning in February 2013. The Company has the option to renew the lease after February 2018 for five years at market rates. Rental expense approximated $549,600 for the six months ended June 30, 2013. Minimum rental commitments under the operating lease are approximately $1,183,000 in 2013 through 2017, and $99,000 in 2018.

Previous purchases of the Company’s Common and Preferred Stock are set forth in Note 5 on pages 10 and 11. Prospective purchases of Common and Preferred Stock may be at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company’s proxy voting record for the twelve-month period ended June 30, 2013 are available: (1) without charge, upon request, by calling us at our toll-free telephone num-
ber (1-800-436-8401), (2) on the Company’s website at www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission’s
website at www.sec.gov.

In addition to distributing financial statements as of the end of each quarter, General American Investors files a Quarterly Schedule of Portfolio
Holdings (Form N-Q) with the Securities and Exchange Commission (“SEC”) as of the end of the first and third calendar quarters. The Company’s
Forms N-Q are available at www.generalamericaninvestors.com and on the SEC’s website: www.sec.gov. Also, Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the Company’s Form N-Q may also be obtained by calling us at 1-800-436-8401.

On April 15, 2013, the Company submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Company’s prin-
cipal executive officer certified that he was not aware, as of that date, of any violation by the Company of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Company’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Company’s disclosure controls and procedures and internal control over financial reporting, as applicable.

DIRECTORS
Spencer Davidson, Chairman
Sidney R. Knafel, Lead Independent Director
Arthur G. Altschul, Jr.	Betsy F. Gotbaum
Rodney B. Berens	Daniel M. Neidich
Lewis B. Cullman	Jeffrey W. Priest
Gerald M. Edelman	Raymond S. Troubh
John D. Gordan, III

OFFICERS

Jeffrey W. Priest, President and Chief Executive Officer
Andrew V. Vindigni, Senior Vice-President
Craig A. Grassi, Vice-President
Sally A. Lynch, Vice-President
Michael W. Robinson, Vice-President
Eugene S. Stark, Vice-President, Administration, Principal
Financial Officer & Chief Compliance Officer
Diane G. Radosti, Treasurer
Maureen E. LoBello, Secretary

SERVICE COMPANIES

Counsel	Transfer Agent and Registrar
Sullivan & Cromwell LLP	American Stock Transfer & Trust
Company, LLC
Independent Auditors	6201 15th Avenue
Ernst & Young LLP	Brooklyn, NY 11219
Custodian	1-800-413-5499
State Street Bank and	www.amstock.com
Trust Company

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

To the Board of Directors and Stockholders of
GENERAL AMERICAN INVESTORS COMPANY, INC.
We have reviewed the accompanying statement of assets and liabilities of General American Investors Company, Inc., (the “Company”) includ-
ing the statements of investments and put options written, as of June 30,
2013, and the related statements of operations and changes in net assets and financial highlights for the six-month period ended June 30, 2013.
These financial statements and financial highlights are the responsibility of the Company’s management.
We conducted our review in accordance with the standards of the
Public Company Accounting Oversight Board (United States). A
review of interim financial information consists principally of applying analytical procedures to financial data, and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit in accordance with the standards of the Public
Company Accounting Oversight Board, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.
Based on our review, we are not aware of any material modifications that should be made to the interim financial statements referred to above for them to be in conformity with U.S. generally accepted accounting principles.
We have previously audited, in accordance with the standards of the
Public Company Accounting Oversight Board, the statement of changes in net assets for the year ended December 31, 2012 and financial high-
lights for each of the five years in the period then ended and in our report, dated February 6, 2013 we expressed an unqualified opinion on such financial statements and financial highlights.

New York, New York	ERNST & YOUNG LLP
August 2, 2013

ITEM 2. CODE OF ETHICS.

Not applicable to this semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS

The schedule of investments in securities of unaffiliated issuers is included as part of the report to stockholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual report.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual report.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END
MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

(a) General American Investors Company, Inc. Common Stock (GAM)

Period	(a) Total Number	(b) Average Price	(c) Total Number of Shares	(d) Maximum Number (or Approximate
2013	of shares (or Units)	Paid per Share	(or Units) Purchased as Part	Dollar Value) of Shares (or Units)
	Purchased	(or Unit)	of Publicly Announced Plans	that May Yet Be Purchased Under
			or Programs	the Plans or Programs
01/01-01/31	0	0.0000	0	800,285
02/01-02/28	0	0.0000	0	800,285
03/01-03/31	6,366	31.0952	6,366	793,919
04/01-04/30	0	0.0000	0	793,919
05/01-05/31	8,193	32.9336	8,193	785,726
06/01-06/30	22,911	31.4460	22,911	762,815

Total for year	37,470		37,470

Note-

The repurchase program which began in March 1995 authorizes the registrant to repurchase the registrant’s common stock when the shares are traded at a discount from the underlying net asset value of at least 8%. As of the beginning of the period, January 1, 2013, there were 800,285 shares available for repurchase under such authorization. As of the end of the period, June 30, 2013, there were 762,815 shares available for repurchase under this program.

(b) General American Investors Company, Inc. Preferred Stock (GAMpB)

Period	(a) Total Number	(b) Average Price	(c) Total Number of Shares	(d) Maximum Number (or Approximate
2013	of shares (or Units)	Paid per Share	(or Units) Purchased as Part	Dollar Value) of Shares (or Units)
	Purchased	(or Unit)	of Publicly Announced Plans	that May Yet Be Purchased Under
			or Programs	the Plans or Programs
01/01-01/31	-		-	604,687
02/01-02/28	-		-	604,687
03/01-03/31	-		-	604,687
04/01-04/30	-		-	604,687
05/01-05/31	-		-	604,687
06/01-06/30	-		-	604,687

Total	0		0

Note-

The Board of Directors has authorized the repurchase of the registrant's preferred stock when the shares are trading at a price not in excess of $25.00 per share. This represents a repurchase program which began on December 10, 2008. As of the beginning of the period, January 1, 2013, there were 604,687 shares available for repurchase under such authorization. As of the end of the period, June 30, 2013, there were 604,687 shares available for repurchase under this program.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors as set forth in the registrant's Proxy Statement, dated February 22, 2013.

ITEM 11. CONTROLS AND PROCEDURES.

Conclusions of principal officers concerning controls and procedures

(a) As of June 30, 2013, an evaluation was performed under the supervision and with the participation of the officers of General American Investors Company, Inc. (the
"Registrant"), including the principal executive officer ("PEO") and principal financial officer ("PFO"), to assess the effectiveness of the Registrant's disclosure controls and procedures. Based on that evaluation, the Registrant's officers, including the PEO and
PFO, concluded that, as of June 30, 2013, the Registrant's disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment
Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the Registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) The code of ethics disclosure required by Item 2 is not applicable to this semi-annual report.

(a)(2) Certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(a)under the Investment Company Act of
1940.

(a)(3) There were no written solicitations to purchase securities under Rule
23c-1 under the Investment Company Act of 1940 during the period covered by the report.

(b) Certifications of the principal executive officer and the principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

General American Investors Company, Inc.

By:	/s/Eugene S. Stark Eugene S. Stark Vice-President, Administration Date: August 2, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Jeffrey W. Priest Jeffrey W. Priest President and Chief Executive Officer (Principal Executive Officer) Date: August 2, 2013

By:	/s/Eugene S. Stark Eugene S. Stark Vice-President, Administration (Principal Financial Officer) Date: August 2, 2013